LEGG MASON PARTNERS INCOME TRUST

LEGG MASON PARTNERS INSTITUTIONAL TRUST

LEGG MASON PARTNERS MONEY MARKET TRUST

LEGG MASON PARTNERS PREMIUM MONEY MARKET TRUST

SUPPLEMENT DATED APRIL 11, 2018

TO THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

OF THE FUNDS LISTED IN SCHEDULE A

The Board of Trustees of the above-named trusts have approved a change to the transfer agent for the funds listed in Schedule A (the “Funds”). The transition is expected to occur in September 2018, at which time the Funds will no longer use DST Asset Management Solutions, Inc. as a transfer agent (as applicable) and BNY Mellon Investment Servicing (U.S.) Inc. will become the sole transfer agent of the Funds. Shareholders will be provided appropriate contact information for the new transfer agent prior to effective date of the transition.

SCHEDULE A

Fund	Date of Prospectus and Statement of Additional Information (as applicable)
LEGG MASON PARTNERS INCOME TRUST
Western Asset Short Term Yield Fund	November 28, 2017

LEGG MASON PARTNERS INSTITUTIONAL TRUST
Western Asset Institutional Government Reserves	December 27, 2017
Western Asset Institutional Liquid Reserves	December 27, 2017
Western Asset Institutional U.S. Treasury Obligations Money Market Fund	December 27, 2017
Western Asset Institutional U.S. Treasury Reserves	December 27, 2017
Western Asset Select Tax Free Reserves	December 27, 2017

LEGG MASON PARTNERS MONEY MARKET TRUST
Western Asset Government Reserves	December 27, 2017
Western Asset New York Tax Free Money Market Fund	December 27, 2017
Western Asset Prime Obligations Money Market Fund	December 27, 2017
Western Asset Tax Free Reserves	December 27, 2017
Western Asset U.S. Treasury Reserves	December 27, 2017

LEGG MASON PARTNERS PREMIUM MONEY MARKET TRUST
Western Asset Premium Liquid Reserves	December 27, 2017
Western Asset Premium U.S. Treasury Reserves	December 27, 2017

Please retain this supplement for future reference.

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